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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported): July 17, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES LMG-2)
             (Exact name of registrant as specified in its charter)

           DELAWARE                  001-16809               13-3891329
       -----------------           -------------         -------------------
       (State or other             (Commission           (I. R. S. Employer
       jurisdiction  of             File Number)         Identification No.)
        incorporation)

    WORLD FINANCIAL CENTER,                                     10080
      NEW YORK, NEW YORK                                     (Zip Code)
     (Address of principal
      executive offices)

                                --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS
            Not applicable.

SECTION 2.  FINANCIAL INFORMATION
            Not applicable.

SECTION 3.  SECURITIES AND TRADING MARKETS
            Not applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
            Not applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT
            Not applicable.

SECTION 6.  ASSET-BACKED SECURITIES
            Not applicable.

SECTION 7.  REGULATION FD
            Not applicable.

SECTION 8.  OTHER EVENTS

  ITEM 8.01 OTHER EVENTS

     99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series LMG-2 on July 17, 2006.

                  For information with respect to the underlying securities held by PreferredPLUS Trust Series LMG-2, please refer to Liberty Media Corporation's (Commission file number 000-51990) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

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                  Although we have no reason to believe the information
            concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of business acquired.
            Not Applicable.

      (b)   Pro forma financial information.
            Not applicable.

      (c)   Shell company transactions.
            Not applicable.

      (d)   Exhibits.

            99.1 Trustee's report in respect of the July 17, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series LMG-2.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  MERRILL LYNCH DEPOSITOR, INC.

Date: July 24, 2006               By: /s/ Jason Liddell
                                      ----------------------------------------
                                      Name: Jason Liddell
                                      Title: Vice President


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                                  EXHIBIT INDEX

99.1 Trustee's report in respect of the July 17, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series LMG-2.